Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) is effective as of July 25, 2023, among PNM RESOURCES, INC., a New Mexico corporation (the “Borrower”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Loan Agreement (as defined below).
R E C I T A L S
WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to that certain Amended and Restated Term Loan Agreement, dated as of May 20, 2022 (as further amended or modified from time to time, the “Loan Agreement”);
WHEREAS, the Borrower has requested certain modifications to the Loan Agreement as described below; and
WHEREAS, the Administrative Agent and the Lenders party hereto are willing to agree to such modifications and the other provisions contained herein, subject to the terms set forth herein as more fully set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
A G R E E M E N T
1.    Amendments to Loan Agreement. Effective as of the date hereof (the “Amendment Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan Agreement is hereby amended as follows:
(a)    The definition of “Merger Transactions” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Merger Transactions” means (i) the entering into of that certain Agreement and Plan of Merger, dated as of October 20, 2020, as amended by that certain Amendment to Merger Agreement, dated as of January 3, 2022, that certain Amendment No. 2, dated as of April 12, 2023, that certain Amendment No. 3, dated as of June 19, 2023 and any subsequent amendment to such Agreement and Plan of Merger (together with the exhibits and disclosure schedules thereto, but without giving effect to any term of any subsequent amendment, waiver or consent that is materially adverse to the interests of the Lenders in their respective capacities as such without the consent of the Administrative Agent, the “Merger Agreement”; it being understood and agreed that any amendment, waiver or consent to extend the End Date (as defined in the Merger Agreement as in effect on June 30, 2023) shall be deemed not to be materially adverse to the interests of the Lenders), among Avangrid, NM Green Holdings, Inc. (“Merger Sub”) and the Borrower, pursuant to which Merger Sub will be merged with and into the Borrower, the Borrower will be the surviving entity in the merger and the Borrower will become a subsidiary of Avangrid, and (ii) the consummation of the transactions set forth in the Merger Agreement.
(b)Section 5.01(j) of Exhibit A to the Loan Agreement and the paragraph thereafter shall be amended and restated in their entirety to read as follows:
(j) Merger. The Administrative Agent shall have received evidence of the consummation of the Merger Transaction set forth in the Merger Agreement and the Merger Transaction shall have occurred on or before the End Date (as defined in the Merger Agreement as in effect on the date of the Existing Credit Agreement, including as such date may be extended pursuant to any subsequent amendment, waiver or consent under the Merger Agreement which is permitted by the Merger Agreement).
The Administrative Agent shall notify the Borrower and the Lenders of the satisfaction of the foregoing conditions on the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the assumption of the Loans and other obligations hereunder, and the obligations of the Lenders to make Loans hereunder, shall not become effective unless each of the foregoing conditions is satisfied on or before the End Date (as defined in the Merger Agreement as in effect on the date of the Existing Credit Agreement, including as such date may be extended pursuant to any subsequent amendment, waiver or consent under the Merger Agreement which is permitted by the Merger Agreement) (and, in the event such conditions are not so satisfied or waived, this Agreement shall not become effective and the Existing Credit Agreement shall remain in effect (unless otherwise terminated in accordance with the terms thereof). For the avoidance of doubt, nothing hereunder shall affect the Existing Credit Agreement unless and until the occurrence of the Restatement Effective Date of this Agreement.
(c)The definition of “Merger Transaction” in Section 9.1 of Exhibit A to the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Merger Transaction” shall mean (i) the entering into of that certain Agreement and Plan of Merger, dated as of October 20, 2020, as amended by that certain Amendment to Merger Agreement, dated as of January 3, 2022, that certain Amendment No. 2, dated as of April 12, 2023, that certain Amendment No. 3, dated as of June 19, 2023 and any subsequent amendment to such Agreement and Plan of Merger (together with the exhibits and disclosure schedules thereto, but without giving effect to any term of any subsequent amendment, waiver or consent that is materially adverse to the interests of the Lenders in their respective capacities as such without the consent of the Administrative Agent, the “Merger Agreement”; it being understood and agreed that any amendment, waiver or consent to extend the End Date (as defined in the Merger Agreement as in effect on the date of the Existing Credit Agreement) shall be deemed not to be materially adverse to the interests of the Lenders), among the Borrower, NM Green Holdings, Inc. (“Merger Sub”) and the Existing Borrower, pursuant to which Merger Sub will be merged with and into the Existing Borrower, the Existing Borrower will be the surviving entity in the merger and the Existing Borrower will become a subsidiary of the Borrower, and (ii) the consummation of the transactions set forth in the Merger Agreement.
2.    Effectiveness.

This Amendment shall be effective as of the Amendment Effective Date upon satisfaction of the following conditions precedent:

(a)Receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower and the Lenders.

(b)The Borrower shall have paid to the Administrative Agent all fees and expenses due and payable to the Administrative Agent and the Lenders on the Amendment Effective Date.

4.    Ratification of Term Loan Agreement. The term “Loan Agreement” as used in each of the Loan Documents shall hereafter mean the Loan Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Loan Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each party hereto acknowledges and consents to the modifications set forth herein and agrees that, other than as explicitly set forth in Section 1 above, this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

5.    Authority/Enforceability. The Borrower represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability except as may be limited by Debtor Relief Laws or similar laws affecting creditors’ rights generally or by general equitable principles.
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance of this Amendment that has not been obtained or completed.
6.    Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties of the Borrower set forth in Section 6 of the Loan Agreement are true and correct in all material respects (except to the extent that any such representation and warranty that is qualified by materiality, Material Adverse Effect or Material Adverse Change shall be true and correct in all respects) as of the Amendment Effective Date, unless they specifically refer to an earlier date, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Loan Documents, or to the extent it has any, they are hereby released in consideration of the Lenders party hereto entering into this Amendment.
7.    No Conflicts. The Borrower represents and warrants that the execution and delivery of this Amendment, the consummation of the transactions contemplated herein and in the Loan Agreement (before and after giving effect to this Amendment), and the performance of and compliance with the terms and provisions hereof by the Borrower will not (a) violate or conflict with any provision of its organizational documents, (b) violate, contravene or conflict with any law, regulation (including without limitation, Regulation U and Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which would have or would be reasonably expected to have a Material Adverse Effect or (d) result in or require the creation of any Lien upon or with respect to its properties.
8.    Counterparts/Telecopy. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, including both paper and electronic counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. This Amendment may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time.
9.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWER:

PNM RESOURCES, INC.,
a New Mexico corporation
By: /s/ Elisabeth A. Eden
Name: Elisabeth A. Eden
Title: Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO
PNM RESOURCES, INC. FIRST AMENDMENT

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender
By: /s/ Gregory R. Gredvig
Name: Gregory R. Gredvig
Title: Director

SIGNATURE PAGE TO
PNM RESOURCES, INC. FIRST AMENDMENT

LENDERS:
MUFG BANK, LTD.,
as a Lender

By: /s/ Hazuki Watanabe
Name: Hazuki Watanabe
Title: Vice President

SIGNATURE PAGE TO
PNM RESOURCES, INC. FIRST AMENDMENT

COBANK ACB,
as a Lender

By: /s/ Ken Krebs
Name: Ken Krebs
Title: Managing Director

SIGNATURE PAGE TO
PNM RESOURCES, INC. FIRST AMENDMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jonathan Bouvet
Name: Jonathan Bouvet
Title: Senior Vice President

SIGNATURE PAGE TO
PNM RESOURCES, INC. FIRST AMENDMENT

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Scott Blackman
Name: Scott Blackman
Title: SVP

SIGNATURE PAGE TO
PNM RESOURCES, INC. FIRST AMENDMENT

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ John M. Eyerman
Name: John M. Eyerman
Title: Senior Vice President

SIGNATURE PAGE TO
PNM RESOURCES, INC. FIRST AMENDMENT

THE BANK OF NEW YORK MELLON,
as a Lender

By: /s/ Molly H. Ross
Name: Molly H. Ross
Title: Senior Vice President

SIGNATURE PAGE TO
PNM RESOURCES, INC. FIRST AMENDMENT